Quarterly Holdings Report
for
Fidelity® International Credit Central Fund
March 31, 2024
ICF-NPRT1-0524
1.9882756.107
Nonconvertible Bonds - 61.6%
		Principal Amount (a)	Value ($)
Australia - 1.4%
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	1,370,000	1,267,327
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	825,000	891,880
6.75% 12/2/44 (Reg. S) (b)		1,400,000	1,394,750
TOTAL AUSTRALIA			3,553,957
Belgium - 1.0%
KBC Group NV 6.324% 9/21/34 (b)(c)		2,370,000	2,485,543
Denmark - 1.5%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	1,595,000	1,852,981
4.75% 6/21/30 (Reg. S) (b)	EUR	1,090,000	1,231,094
Jyske Bank A/S 5.125% 5/1/35 (Reg. S) (b)	EUR	579,000	637,747
TOTAL DENMARK			3,721,822
Finland - 0.6%
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	1,365,000	1,507,001
France - 5.6%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		1,380,000	1,205,835
2.5% 3/31/32 (Reg. S) (b)	EUR	700,000	716,464
4.125% 5/24/33 (Reg. S)	EUR	900,000	1,024,815
BPCE SA:
1.5% 1/13/42 (Reg. S) (b)	EUR	1,000,000	985,262
5.716% 1/18/30 (b)(c)		600,000	602,965
Electricite de France SA:
4.75% 10/12/34 (Reg. S)	EUR	1,000,000	1,155,668
5.5% 1/25/35 (Reg. S)	GBP	1,600,000	1,984,524
Engie SA:
3.875% 3/6/36 (Reg. S)	EUR	700,000	769,332
4.25% 9/6/34 (Reg. S)	EUR	1,100,000	1,243,010
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	645,000	610,869
Societe Generale:
4.75% 11/24/25 (c)		1,220,000	1,196,385
6.691% 1/10/34 (b)(c)		2,070,000	2,169,804
Technip Energies NV 1.125% 5/28/28	EUR	550,000	538,101
TOTAL FRANCE			14,203,034
Germany - 9.9%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	2,242,800	1,230,389
AGPS BondCo PLC 4.625% 1/14/26 (Reg. S) (b)	EUR	4,600,000	1,918,087
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	520,000	579,024
Bayer U.S. Finance LLC:
6.375% 11/21/30 (c)		1,600,000	1,636,015
6.5% 11/21/33 (c)		1,100,000	1,119,259
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	600,000	806,032
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	1,700,000	1,792,720
6.125% 12/12/30 (Reg. S) (b)	GBP	2,400,000	3,067,661
E.ON SE 3.375% 1/15/31 (Reg. S)	EUR	600,000	647,149
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	1,300,000	1,214,853
KfW:
0% 3/31/27 (Reg. S)	EUR	820,000	813,969
0.75% 1/15/29 (Reg. S)	EUR	4,520,000	4,455,276
2.875% 5/29/26 (Reg. S)	EUR	1,290,000	1,388,641
2.875% 6/7/33 (Reg. S)	EUR	500,000	547,549
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	800,000	916,140
Schaeffler AG 4.75% 8/14/29 (Reg. S)	EUR	800,000	876,328
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	800,000	797,596
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	500,000	515,332
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	700,000	702,331
TOTAL GERMANY			25,024,351
Hong Kong - 0.6%
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		1,790,000	1,588,625
Ireland - 2.2%
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	760,000	805,167
2.25% 4/4/28 (Reg. S) (b)	EUR	2,595,000	2,681,713
5.25% 10/23/31 (Reg. S) (b)	EUR	325,000	378,080
6.608% 9/13/29 (b)(c)		1,125,000	1,172,773
Bank of Ireland Group PLC 5.601% 3/20/30 (b)(c)		469,000	468,792
TOTAL IRELAND			5,506,525
Italy - 0.4%
Intesa Sanpaolo SpA 6.625% 6/20/33 (c)		1,035,000	1,073,935
Luxembourg - 2.6%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	604,000	625,293
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	2,835,000	2,638,046
1.75% 3/12/29 (Reg. S)	EUR	1,600,000	1,498,024
2.625% 10/20/28 (Reg. S)	GBP	660,000	722,546
CBRE Global Investors Pan European Core Fund 4.75% 3/27/34 (Reg. S)	EUR	400,000	440,633
Logicor Financing SARL:
1.625% 1/17/30 (Reg. S)	EUR	470,000	438,120
2% 1/17/34 (Reg. S)	EUR	345,000	291,268
TOTAL LUXEMBOURG			6,653,930
Mexico - 1.2%
Petroleos Mexicanos 6.5% 3/13/27		3,335,000	3,134,933
Netherlands - 4.3%
ABN AMRO Bank NV 3.875% 1/15/32 (Reg. S)	EUR	1,200,000	1,310,298
ING Groep NV:
4.5% 5/23/29 (Reg. S) (b)	EUR	1,100,000	1,221,373
4.75% 5/23/34 (Reg. S) (b)	EUR	3,200,000	3,711,948
JDE Peet's BV 2.25% 9/24/31 (c)		224,000	177,585
Koninklijke KPN NV 3.875% 2/16/36 (Reg. S)	EUR	300,000	327,116
Rabobank Nederland:
3.822% 7/26/34 (Reg. S)	EUR	200,000	220,101
4% 1/10/30 (Reg. S)	EUR	1,500,000	1,661,781
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	1,100,000	1,255,138
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	750,000	836,402
TOTAL NETHERLANDS			10,721,742
Poland - 0.5%
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	1,215,000	1,120,736
Portugal - 0.2%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	500,000	510,431
Spain - 1.1%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/35 (b)		1,200,000	1,217,795
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	1,400,000	1,539,332
TOTAL SPAIN			2,757,127
Sweden - 0.9%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	1,800,000	1,189,121
Samhallsbyggnadsbolaget I Norden AB:
2.25% 8/12/27 (Reg. S)	EUR	350,000	250,969
3% 1/14/25 (Reg. S)	EUR	769,000	756,706
TOTAL SWEDEN			2,196,796
Switzerland - 5.0%
Argentum Netherlands BV:
5.625% 8/15/52 (Reg. S) (b)		1,020,000	1,004,496
5.75% 8/15/50 (Reg. S) (b)		2,010,000	1,990,382
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		3,512,000	3,476,880
UBS Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	1,000,000	1,115,705
4.125% 6/9/33 (Reg. S) (b)	EUR	980,000	1,072,178
4.75% 3/17/32 (Reg. S) (b)	EUR	2,835,000	3,216,758
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		970,000	811,163
TOTAL SWITZERLAND			12,687,562
United Kingdom - 19.0%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	740,000	1,040,615
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	465,000	483,001
Barclays PLC:
5.262% 1/29/34 (Reg. S) (b)	EUR	2,130,000	2,478,409
7.437% 11/2/33 (b)		895,000	994,127
8.407% 11/14/32 (Reg. S) (b)	GBP	445,000	597,325
BAT Capital Corp. 5.834% 2/20/31		206,000	207,768
Heathrow Funding Ltd. 6% 3/5/32 (Reg. S)	GBP	1,050,000	1,341,174
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	1,420,000	1,616,011
4.856% 5/23/33 (Reg. S) (b)	EUR	1,660,000	1,907,868
6.8% 9/14/31 (b)	GBP	360,000	489,407
8.201% 11/16/34 (Reg. S) (b)	GBP	585,000	813,150
Imperial Brands Finance Netherlands BV 5.25% 2/15/31 (Reg. S)	EUR	1,225,000	1,396,013
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	660,000	778,385
John Lewis PLC 6.125% 1/21/25	GBP	4,297,000	5,412,069
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	710,000	812,294
4.5% 1/11/29 (Reg. S) (b)	EUR	675,000	751,367
4.75% 9/21/31 (Reg. S) (b)	EUR	2,400,000	2,720,776
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	880,000	1,070,969
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	1,650,000	1,761,411
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	1,655,000	1,900,982
3.622% 8/14/30 (Reg. S) (b)	GBP	615,000	753,168
4.771% 2/16/29 (Reg. S) (b)	EUR	1,535,000	1,716,709
7.416% 6/6/33 (Reg. S) (b)	GBP	885,000	1,167,400
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	1,440,000	1,425,203
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	980,000	1,074,274
Severn Trent Utilities Finance PLC 4.625% 11/30/34 (Reg. S)	GBP	500,000	602,771
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	576,000	641,969
SW Finance I PLC 7.375% 12/12/41 (Reg. S)	GBP	352,000	466,794
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	985,000	1,107,448
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,680,000	1,637,793
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	862,000	1,036,295
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	610,000	604,984
Virgin Money UK PLC 7.625% 8/23/29 (Reg. S) (b)	GBP	1,260,000	1,730,030
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	275,000	340,177
6.25% 10/3/78 (Reg. S) (b)		1,109,000	1,104,988
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	645,000	743,774
3.375% 10/16/25 (Reg. S)	GBP	2,710,000	3,311,876
TOTAL UNITED KINGDOM			48,038,774
United States of America - 3.6%
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	949,000	1,155,330
Carrier Global Corp. 4.5% 11/29/32	EUR	425,000	486,137
Duke Energy Corp. 3.85% 6/15/34	EUR	905,000	966,449
Ford Motor Credit Co. LLC:
4.445% 2/14/30	EUR	550,000	603,163
6.86% 6/5/26	GBP	790,000	1,024,555
JPMorgan Chase & Co. 3.761% 3/21/34 (Reg. S) (b)	EUR	650,000	710,470
Morgan Stanley:
3.955% 3/21/35 (Reg. S) (b)	EUR	700,000	766,340
4.656% 3/2/29 (b)	EUR	725,000	810,171
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	930,000	1,001,429
Southern Co. 1.875% 9/15/81 (b)	EUR	1,135,000	1,070,233
Verizon Communications, Inc. 3.75% 2/28/36	EUR	500,000	541,535
TOTAL UNITED STATES OF AMERICA			9,135,812
TOTAL NONCONVERTIBLE BONDS (Cost $164,912,400)			155,622,636

U.S. Government and Government Agency Obligations - 16.4%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 16.4%
U.S. Treasury Bonds:
1.125% 8/15/40	1,500,000	928,535
2.25% 8/15/46	190,000	130,039
3.625% 5/15/53	300,000	263,578
3.875% 5/15/43	4,700,000	4,339,549
4.375% 8/15/43	3,245,000	3,206,466
4.5% 2/15/44	1,000,000	1,005,469
6.25% 5/15/30 (d)(e)	5,750,000	6,363,184
U.S. Treasury Notes:
0.75% 3/31/26	3,600,000	3,335,625
1% 7/31/28	5,500,000	4,792,305
3.75% 12/31/28	494,000	483,464
3.75% 12/31/30	1,600,000	1,555,688
3.875% 8/15/33	800,000	778,750
4% 1/31/29	4,700,000	4,651,531
4.25% 2/28/29	4,157,000	4,162,521
4.375% 11/30/28	2,800,000	2,814,766
4.5% 11/15/33	530,000	541,759
4.875% 10/31/28	1,900,000	1,947,723

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $41,328,967)		41,300,952

Foreign Government and Government Agency Obligations - 5.9%
		Principal Amount (a)	Value ($)
Germany - 4.9%
German Federal Republic:
0% 5/15/35 (Reg. S)	EUR	705,000	588,012
1% 5/15/38(Reg. S)	EUR	4,410,000	3,945,108
2.2% 2/15/34(Reg. S)	EUR	200,000	213,994
2.5% 7/4/44	EUR	600,000	648,519
3.25% 7/4/42	EUR	5,900,000	7,075,573
TOTAL GERMANY			12,471,206
Japan - 1.0%
Japan Government 0.005% 2/1/25	JPY	374,800,000	2,475,022
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $15,068,784)			14,946,228

Supranational Obligations - 2.5%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 6/17/27	EUR	1,500,000	1,481,871
0.625% 1/22/29 (Reg. S)	EUR	800,000	783,381
3% 11/15/28 (Reg. S)	EUR	3,450,000	3,768,059
European Union 2.75% 10/5/26 (Reg. S)	EUR	300,000	322,424
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $6,374,768)			6,355,735

Preferred Securities - 7.8%
		Principal Amount (a)	Value ($)
Australia - 0.4%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(f)		1,070,000	1,040,053
Czech Republic - 0.3%
CPI Property Group SA 3.75% (Reg. S) (b)(f)	EUR	1,300,000	701,253
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(f)	EUR	565,000	530,370
Germany - 3.0%
Aroundtown SA 3.375% (Reg. S) (b)(f)	EUR	3,000,000	1,922,511
AT Securities BV USD Swap Semi-annual 30/360 5Y Index + 3.540% 7.747% (Reg. S) (b)(f)(g)		3,000,000	1,808,400
Grand City Properties SA 1.5% (Reg. S) (b)(f)	EUR	2,200,000	1,504,163
Volkswagen International Finance NV 3.875% (Reg. S) (b)(f)	EUR	2,400,000	2,395,417
TOTAL GERMANY			7,630,491
Ireland - 0.5%
AerCap Holdings NV 5.875% 10/10/79 (b)		845,000	838,943
AIB Group PLC 6.25% (Reg. S) (b)(f)	EUR	360,000	385,959
TOTAL IRELAND			1,224,902
Sweden - 0.5%
Heimstaden Bostad AB 3.248% (Reg. S) (b)(f)	EUR	1,510,000	1,172,926
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(f)	EUR	805,000	199,749
TOTAL SWEDEN			1,372,675
Switzerland - 0.6%
Credit Suisse Group AG Claim (h)		9,515,000	1,046,650
UBS Group AG 7% (Reg. S) (b)(f)		500,000	498,900
TOTAL SWITZERLAND			1,545,550
United Kingdom - 2.3%
Barclays PLC:
7.125% (b)(f)	GBP	200,000	248,139
8.875% (b)(f)	GBP	700,000	898,966
British American Tobacco PLC 3% (Reg. S) (b)(f)	EUR	2,530,000	2,575,957
Lloyds Banking Group PLC 5.125% (b)(f)	GBP	280,000	346,334
Mobico Group PLC 4.25% (Reg. S) (b)(f)	GBP	525,000	605,788
SSE PLC 3.74% (Reg. S) (b)(f)	GBP	870,000	1,044,540
TOTAL UNITED KINGDOM			5,719,724
TOTAL PREFERRED SECURITIES (Cost $36,106,623)			19,765,018

Money Market Funds - 3.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (i) (Cost $9,705,114)	9,703,173	9,705,114

TOTAL INVESTMENT IN SECURITIES - 98.0% (Cost $273,496,656)	247,695,683
NET OTHER ASSETS (LIABILITIES) - 2.0%	5,038,488
NET ASSETS - 100.0%	252,734,171

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	23	Jun 2024	1,747,232	(1,189)	(1,189)
TME 10 Year Canadian Note Contracts (Canada)	87	Jun 2024	7,729,194	49,838	49,838

TOTAL BOND INDEX CONTRACTS					48,649

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	17	Jun 2024	3,476,234	(2,691)	(2,691)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	177	Jun 2024	18,941,766	54,389	54,389
CBOT Long Term U.S. Treasury Bond Contracts (United States)	92	Jun 2024	11,080,250	212,139	212,139

TOTAL TREASURY CONTRACTS					263,837

TOTAL PURCHASED					312,486

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	34	Jun 2024	4,288,735	(106,151)	(106,151)

TOTAL FUTURES CONTRACTS					206,335
The notional amount of futures purchased as a percentage of Net Assets is 17.1%
The notional amount of futures sold as a percentage of Net Assets is 1.7%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	800,000	USD	863,662	Canadian Imperial Bk. of Comm.	4/02/24	(582)
GBP	88,000	USD	111,137	Royal Bank of Canada	4/02/24	(68)
CAD	210,000	USD	155,818	Canadian Imperial Bk. of Comm.	4/12/24	(762)
CAD	295,000	USD	220,994	JPMorgan Chase Bank, N.A.	4/12/24	(3,177)
EUR	3,645,000	USD	3,961,408	BNP Paribas S.A.	4/12/24	(27,424)
EUR	127,000	USD	137,039	Brown Brothers Harriman & Co	4/12/24	30
EUR	1,463,000	USD	1,582,302	Brown Brothers Harriman & Co	4/12/24	(3,312)
EUR	327,000	USD	356,217	Canadian Imperial Bk. of Comm.	4/12/24	(3,292)
EUR	739,000	USD	797,882	Canadian Imperial Bk. of Comm.	4/12/24	(293)
EUR	539,000	USD	589,717	Canadian Imperial Bk. of Comm.	4/12/24	(7,983)
EUR	865,000	USD	937,487	Citibank, N. A.	4/12/24	(3,908)
EUR	1,585,000	USD	1,733,177	JPMorgan Chase Bank, N.A.	4/12/24	(22,515)
EUR	132,000	USD	143,264	Royal Bank of Canada	4/12/24	(799)
GBP	631,000	USD	799,995	Bank of America, N.A.	4/12/24	(3,535)
GBP	1,233,000	USD	1,572,412	Brown Brothers Harriman & Co	4/12/24	(16,096)
GBP	206,000	USD	262,351	Brown Brothers Harriman & Co	4/12/24	(2,334)
GBP	909,000	USD	1,153,560	Brown Brothers Harriman & Co	4/12/24	(6,203)
GBP	322,000	USD	406,902	Canadian Imperial Bk. of Comm.	4/12/24	(467)
GBP	197,000	USD	252,293	Canadian Imperial Bk. of Comm.	4/12/24	(3,636)
GBP	786,000	USD	1,002,651	Canadian Imperial Bk. of Comm.	4/12/24	(10,546)
GBP	99,000	USD	124,704	Citibank, N. A.	4/12/24	256
GBP	327,000	USD	414,978	JPMorgan Chase Bank, N.A.	4/12/24	(2,233)
GBP	190,000	USD	241,389	JPMorgan Chase Bank, N.A.	4/12/24	(1,567)
GBP	675,000	USD	856,317	JPMorgan Chase Bank, N.A.	4/12/24	(4,319)
JPY	510,600,000	USD	3,555,000	JPMorgan Chase Bank, N.A.	4/12/24	(176,875)
USD	116,747	AUD	174,000	Brown Brothers Harriman & Co	4/12/24	3,327
USD	71,918	CAD	97,000	Brown Brothers Harriman & Co	4/12/24	297
USD	114,117	CAD	154,000	Brown Brothers Harriman & Co	4/12/24	409
USD	47,252	CAD	64,000	Brown Brothers Harriman & Co	4/12/24	(4)
USD	374,460	CAD	501,000	JPMorgan Chase Bank, N.A.	4/12/24	4,541
USD	450,723	EUR	409,000	BNP Paribas S.A.	4/12/24	9,296
USD	719,024	EUR	660,000	BNP Paribas S.A.	4/12/24	6,697
USD	446,833	EUR	412,000	BNP Paribas S.A.	4/12/24	2,169
USD	1,789,536	EUR	1,629,000	Brown Brothers Harriman & Co	4/12/24	31,385
USD	1,655,447	EUR	1,519,000	Brown Brothers Harriman & Co	4/12/24	16,017
USD	223,945	EUR	206,000	Canadian Imperial Bk. of Comm.	4/12/24	1,612
USD	117,429	EUR	108,000	Canadian Imperial Bk. of Comm.	4/12/24	867
USD	1,228,377	EUR	1,132,000	Canadian Imperial Bk. of Comm.	4/12/24	6,629
USD	1,827,357	EUR	1,692,000	Canadian Imperial Bk. of Comm.	4/12/24	1,211
USD	110,446,863	EUR	100,596,000	Citibank, N. A.	4/12/24	1,875,378
USD	277,427	EUR	256,000	Goldman Sachs Bank USA	4/12/24	1,131
USD	455,106	EUR	420,000	Goldman Sachs Bank USA	4/12/24	1,807
USD	4,118,878	EUR	3,744,000	JPMorgan Chase Bank, N.A.	4/12/24	78,045
USD	87,237	EUR	80,000	JPMorgan Chase Bank, N.A.	4/12/24	894
USD	3,250,446	EUR	3,023,000	JPMorgan Chase Bank, N.A.	4/12/24	(12,224)
USD	132,621	EUR	121,000	JPMorgan Chase Bank, N.A.	4/12/24	2,027
USD	153,861	EUR	140,000	JPMorgan Chase Bank, N.A.	4/12/24	2,761
USD	237,601	EUR	218,000	Royal Bank of Canada	4/12/24	2,318
USD	189,188	GBP	148,000	BNP Paribas S.A.	4/12/24	2,380
USD	51,583,488	GBP	40,547,000	Bank of America, N.A.	4/12/24	404,294
USD	62,946	GBP	50,000	Bank of America, N.A.	4/12/24	(165)
USD	172,085	GBP	136,000	Bank of America, N.A.	4/12/24	423
USD	215,907	GBP	171,000	Brown Brothers Harriman & Co	4/12/24	67
USD	146,010	GBP	114,000	Canadian Imperial Bk. of Comm.	4/12/24	2,117
USD	256,483	GBP	203,000	Canadian Imperial Bk. of Comm.	4/12/24	253
USD	111,513	GBP	89,000	JPMorgan Chase Bank, N.A.	4/12/24	(824)
USD	762,696	GBP	603,000	JPMorgan Chase Bank, N.A.	4/12/24	1,578
USD	3,608,675	JPY	511,400,000	Royal Bank of Canada	4/12/24	225,257
USD	2,514,085	JPY	374,550,000	Royal Bank of Canada	4/12/24	36,065

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						2,406,395
Unrealized Appreciation						2,721,538
Unrealized Depreciation						(315,143)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Assicurazioni Generali SpA	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,400,000	11,634	(14,046)	(2,412)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,100,000	(30,335)	29,255	(1,080)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	550,000	(15,168)	14,682	(486)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	850,000	(23,441)	22,679	(762)
Heidelberg Materials AG	Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	1,100,000	(244,771)	242,707	(2,064)
Heidelberg Materials AG	Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	450,000	(100,133)	98,902	(1,231)
Intesa Sanpaolo SpA	Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	2,630,000	(53,316)	3,210	(50,106)

TOTAL CREDIT DEFAULT SWAPS							(455,530)	397,389	(58,141)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
JPY	-	Japanese yen
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,308,891 or 5.3% of net assets.

(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,106,094.
(e)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $312,056.

(f)	Security is perpetual in nature with no stated maturity date.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)	Non-income producing - Security is in default.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	11,501,764	24,663,714	26,460,364	140,440	-	-	9,705,114	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	-	9,122,796	9,122,796	810	-	-	-	0.0%
Total	11,501,764	33,786,510	35,583,160	141,250	-	-	9,705,114

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations, Supranational Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.